UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38022	46-3011414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 484-8805

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On April 30, 2025, the Board of Directors (the “Board”) of Matinas BioPharma Holdings, Inc. (the “Company”) approved and adopted an amendment (the “Amendment”) to the Company’s  bylaws (the “Bylaws”) which reduces the number of shares required to constitute a quorum at a stockholders meeting of the holders of shares of the outstanding capital stock of the Company to provide that stockholders holding one-third of the voting power of the outstanding shares of the capital stock of the Company entitled to vote at such meeting shall constitute a quorum (Section 5 of the Bylaws).

Prior to the Amendment to the quorum requirements of the Bylaws as discussed above, the presence, in person or by proxy, of the holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote at the meeting would constitute a quorum for the transaction of business at such meeting. The change to the quorum requirement for stockholder meetings was made to improve the Company’s ability to hold stockholder meetings when called.

The foregoing description of the Amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Amendments

On April 30, 2025, the Board of the Company amended the Employment Agreement of Jerome D. Jabbour, dated May 22, 2018, as previously amended (the “Jabbour Employment Agreement”), to provide for a cash retention bonus in the event of a change in control of the Company, as such term is defined in the Jabbour Employment Agreement, on or before March 31, 2026, equal to the greater of (i) Mr. Jabbour’s target annual bonus for the fiscal year in which the change in control occurs, or (ii) $299,000 if Mr. Jabbour remains employed with the Company through the date that of such change in control (the “Jabbour Employment Agreement Amendment”).

On April 30, 2025, the Board of the Company amended the Employment Agreement of Keith Kucinski, dated December 31, 2018, as previously amended (the “Kucinski Employment Agreement”), to provide for a cash retention bonus in the event of a change in control of the Company, as such term is defined in the Kucinski Employment Agreement, on or before March 31, 2026, equal to the greater of (i) Mr. Kucinski’s target annual bonus for the fiscal year in which the change in control occurs, or (ii) $166,400 if Mr. Kucinski remains employed with the Company through the date that of such change in control (the “Kucinski Employment Agreement Amendment”).

The foregoing descriptions of the terms of the Jabbour Employment Agreement Amendment and Kucinski Employment Agreement Amendment are not intended to be complete and are qualified in their entirety by reference to the Jabbour Employment Agreement Amendment and Kucinski Employment Agreement Amendment, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

The Board has established June 23, 2025, as the date of the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and set May 1, 2025, as the record date for determining stockholders who are eligible to receive notice of and vote at the 2025 Annual Meeting. Pursuant to Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because the Company did not hold a 2024 annual meeting of stockholders, the Company is hereby providing notice of the deadlines for submission of stockholder proposals and nominations of individuals for election to the Board.

In order for stockholder proposals and nominations of individuals for election to the Board to be presented at the 2025 Annual Meeting, including by means of inclusion of a stockholder proposal in the proxy materials under Rule 14a-8 of the Exchange, the Company must receive proper notice at the Company’s principal executive offices not later than the close of business on Monday, May 12, 2025, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2025 Annual Meeting. Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2025 Annual Meeting. The May 12, 2025 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act. In addition, pursuant to the Company’s Bylaws, for business to be properly brought before the 2025 Annual Meeting by a stockholder, the Company must receive proper notice at the Company’s principal executive offices not later than the close of business on May 12, 2025.

All proposals and nominations must be addressed to the Secretary of the Company at “Matinas BioPharma Holdings, Inc., 1545 Route 206 South, Suite 302, Bedminster, New Jersey 07921, Attention: Secretary.”

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment No. 1 to the Bylaws of the Company
10.1	Amendment to Employment Agreement, dated as of April 30, 2025, between the Company and Jerome D. Jabbour
10.2	Amendment to Employment Agreement, dated as of April 30, 2025, between the Company and Keith Kucinski
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: May 2, 2025	By:	/s/ Jerome D. Jabbour
	Name:	Jerome D. Jabbour
	Title:	Chief Executive Officer